UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

January 20, 2006

WORLD HEALTH ALTERNATIVES, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	0-51001	04-3613924
(State of or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Penn Center Blvd., Suite 111

Pittsburgh, PA 15235

(Address of Principal Executive Offices / Zip Code)

(412) 829-7800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c))

ITEM 1.01. Entry into a Material Definitive Agreement.

On January 20, 2006, World Health Alternatives, Inc. (the “Company”), and certain of its subsidiaries entered into a seventh amendment (the “Seventh Amendment”) to the Amended and Restated Forbearance and Modification Agreement dated as of September 15, 2005, with CapitalSource Finance LLC (“CapitalSource”), the lender under its Revolving Credit Term Loan and Security Agreement dated February 14, 2005 (the “Credit Agreement”). The Seventh Amendment is attached hereto as Exhibit 10.1.

Pursuant to the Seventh Amendment, CapitalSource has agreed to forbear exercising its rights and remedies under the Credit Agreement arising from the Company’s noncompliance with certain terms of the Credit Agreement until February 3, 2006.

ITEM 9.01. Financial Statements and Exhibits.

(c)	Exhibits

10.1	Seventh Amendment to the Amended and Restated Forbearance and Modification Agreement, dated as of January 20, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WORLD HEALTH ALTERNATIVES, INC.

By:	/s/ M. Benjamin Jones
M. Benjamin Jones,
President & Restructuring Officer

Date: January 26, 2006